Filed with the Securities and Exchange Commission on October 7, 2020
REGISTRATION NO. 333-102295
INVESTMENT COMPANY ACT NO. 811-09327
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 19
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 181
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ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(Exact Name of Registrant)
ALLSTATE LIFE INSURANCE COMPANY
(Name of Depositor)

3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(847) 402-5000
(Address and telephone number of Depositor's principal executive offices)
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ANGELA FONTANA
DIRECTOR, VICE PRESIDENT, SECRETARY & GENERAL COUNSEL
ALLSTATE LIFE INSURANCE COMPANY
3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(Name and address of agent for service)

COPIES TO:
JAN FISCHER-WADE, ESQ.
SENIOR ATTORNEY
ALLSTATE LIFE INSURANCE COMPANY
2940 S. 84th Street
Lincoln, NE 68506-4142

Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ___ pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[X] on December 26, 2020 pursuant to paragraph (a)(i) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.
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Supplement dated May 1, 2020, to the
Prospectus for your Variable Annuity
Issued by
ALLSTATE LIFE INSURANCE COMPANY

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
Note: You should consult with us and your tax advisor as provisions enacted in response to the COVID-19 outbreak continue to evolve, as additional information is received and communicated by the IRS and the Department of Labor.
On March 27, 2020 (Date of Enactment), Congress passed and President Trump signed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans.
Waiver of Required Minimum Distributions (RMDs) for 2020
The requirement to take minimum distributions from defined contribution plans and IRAs is waived for 2020.  The waiver would apply to any RMD due from such an arrangement in 2020, even RMDs with respect to the 2019 tax year that are due in 2020.  For example, if an IRA owner turned age 70½ in 2019, they owe an RMD for the 2019 tax year but can wait until 4/1/20 to take it.  If they did not take that first RMD in 2019, the bill waives it, along with the requirement to take their second RMD (for the 2020 tax year) by the end of 2020.  The relief applies both to lifetime and post-death RMDs.  In that regard, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  It is unclear whether this treatment applies for the 10-year period imposed by the SECURE Act. Although also unclear, the 1-year election rule for life expectancy payments by an eligible beneficiary may be extended based on the position the IRS took in Notice 2009-82.
Withdrawals from Employer Plans and IRAs, including Roth IRAs
Relief is provided for “coronavirus-related distributions” from qualified plans and IRAs. The relief applies to such distributions made at any time during the 2020 calendar year, as follows:

•	Permits such distributions to be treated as in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457, as applicable;

•	Provides an exception to the 10% early distribution penalty under Code section 72(t) (but not for the similar penalty tax under Code section 72(q) that applies to non-qualified annuities);

•	Exempts such distributions from the 402(f) notice requirements and mandatory 20% withholding applicable to eligible rollover distributions, as applicable;

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Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

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Permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief would be limited to aggregate distributions of $100,000.  See below for a description of who is eligible for the relief.
Plan Loans

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The following relief is provided with respect to plan loans (if available under a contract) taken by any “qualified individual” who is affected by the coronavirus:

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For loans made during the 180-day period beginning on the date of enactment, the maximum loan amount would be increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.  Note that Department of Labor regulations require that plan loans be secured by no more than half of the account balance.  It is not clear whether this is an impediment to increasing the loan limit to 100% of the account balance.  We understand that DOL is aware of this issue.

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The due date for any repayment on a loan that otherwise is due between the date of enactment and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).

Based on prior IRS guidance involving similar relief for natural disasters, all of the changes would be optional for plans See below for a description of who is eligible for the plan loan relief.
Eligible Individuals for Withdrawal and Loan Relief
The administrator of an eligible retirement plan may rely on an employee’s certification that the employee satisfies the conditions for eligibility.  The eligibility criteria for the relief remain the same, meaning the individual must fall within one of the following categories:

•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	The individual’s spouse or dependent is diagnosed with such virus or disease; or

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The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

IRS Guidance
Extension of IRA Contribution Deadline
The deadline for making an IRA or Roth IRA contribution has been extended until July 15, 2020, the extended deadline for filing an individual’s 2019 tax return.

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Morgan Stanley Variable Annuity II
An individual and group flexible premium deferred variable annuity contract
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Allstate Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758566, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584
Prospectus dated May 1, 2021

Allstate Life Insurance Company (“Allstate Life”) offered the Morgan Stanley Variable Annuity II, an individual and group flexible premium deferred variable annuity contract (“Contract”). Please keep it for future reference. The Contract is no longer offered for new sales effective September 22, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

Investment in the Contracts involves investment risks, including possible loss of principal.

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(i)

Glossary of Terms

We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.
Accumulation Phase: The period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit: A unit of measurement used to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.
Accumulation Unit Value: The separate value for each Variable Sub-Account’s Accumulation Unit. Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
Allstate Life (“we”): The issuer of the Morgan Stanley Variable Annuity II, an individual and group flexible premium deferred variable annuity contract (“Contract”).
Annuitant: The individual whose life span we use to determine income payments as well as the latest Payout Start Date. The annuitant must be a living person, whose age cannot exceed 90 as of the date we receive the completed application.
Automatic Additions Program: A program that may enable you to make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account. Please consult your Morgan Stanley Financial Advisor for details.
Automatic Portfolio Rebalancing Program: A program, available during the Accumulation Phase, that provides for the automatic rebalancing of the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations after the performance of each Sub-Account causes a shift in the percentage you allocated to each Sub-Account.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipients of the Death Benefit, you may name one or more primary and contingent Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary.

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Primary Beneficiary: The person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.

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Contingent Beneficiary: The person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.

Code: The Internal Revenue Code of 1986, as amended.
Contract: The Variable Annuity II is a contract between you, the Contract owner, and Allstate Life, a life insurance company.
Contract Anniversary: Each twelve-month period from that date of your contract’s issue date.
Contract Owner: The person or entity who may exercise all of the rights and privileges provided by the Contract.
Contract Value: During the Accumulation Phase, your Contract Value is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
Death Benefit Anniversary: Every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
Death Benefit Combination Option: Under this option, the death benefit payable will be the greater of the death benefits provided by the Enhanced Death Benefit or the Performance Death Benefit (both calculated until the oldest Contract owner, or Annuitant if the Contract owner is a non-living person, attains age 85).
Dollar Cost Averaging Program: A program that automatically transfers a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.

Dollar Cost Averaging Fixed Account Options: We currently offer the basic Dollar Cost Averaging Fixed Account Option. The 6 and 12-month Dollar Cost Averaging Options are currently not available. Please consult with your Morgan Stanley Financial Advisor for current information.

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Basic Dollar Cost Averaging Option: Under this option, purchase payments that you allocate to the Basic Dollar Cost Averaging Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation.

Due Proof of Death: Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Enhanced Death Benefit Option: An option providing that, on the date we issue the rider for this option (“Rider Date”), the death benefit is equal to the Contract Value. On the first Contract anniversary after the Rider Date, the Enhanced Death Benefit is equal to the Contract Value on the Rider Date plus interest at an annual rate of 5% per year for the portion of a year since the Rider Date. On each subsequent Contract Anniversary, but not beyond the Contract Anniversary preceding the oldest Contract owner's 75th birthday, we will recalculate the Enhanced Death Benefit, which results in an increase of 5% annually. Further, for all ages, we will adjust the Enhanced Death Benefit on each Contract Anniversary, or upon receipt of a death claim. We are no longer offering the Enhanced Death Benefit option as a rider to the Contract in most states.
Enhanced Earnings Death Benefit Option: Under this option, the death benefit is increased by 40% or 25% (depending on Contract owner/ Annuitant’s age) of the lesser of the In-Force Premium or Death Benefit Earnings. We will calculate the Enhanced Earnings Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Enhanced Earnings Death Benefit with the death benefit.
Fixed Account Options: The Fixed Account Option we offer include the Basic Dollar Cost Averaging Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states.
Free Withdrawal Amount: An amount equal to 15% of the amount of purchase payments as of the Rider Date or the most recent Contract Anniversary, whichever is later. As with all withdrawals, we will treat withdrawals as coming from the oldest purchase payments first. Unused portions of the Free Withdrawal Amount do not carry forward to future Contract Years.
Funds: Refers to the mutual funds in which each Variable Sub-Account invests.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Periods: The period of time during which we credit a fixed rate of interest to the Fixed Account. You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account.
Income Benefit Combination Option 2:  This option guarantees that the amount you apply to an Income Plan will not be less than the income base (“Income Base”) (which is the greater of Income Base A or Income Base B). We sometimes refer to this as the “Best of the Best Income Benefit.” The Income Benefit Combination Option 2 can no longer be added to your Contract.
Income and Death Benefit Combination Option 2: This option combines the features of the Income Benefit Combination with the features of the Death Benefit Combination both calculated until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner, or Annuitant, if the Contract Owner is a non-living person, for purchase payments, withdrawals, and Contract Anniversaries. After which, both are calculated for purchase payments and withdrawal only. The Income and Death Benefit Combination Option 2 can no longer be added to your Contract.
Investment Alternatives: The Fixed Account Option and the Variable Sub-Accounts that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectuses for the Funds.
Income Plan: A series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Longevity Reward Rider: A rider, no longer available, that reduced or waived certain charges if certain criteria were satisfied.
Payout Start Date: The day that money is applied to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date, and no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
Performance Benefit Combination Option: This Option, which is no longer offered, combines the Performance Death Benefit with the Performance Income Benefit. If you select the Performance Benefit Combination Option, the maximum age of any owner and

Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 75.
Performance Death Benefit Option: An option providing that, on each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit.
Performance Income Benefit: On the date we issued the rider for this benefit (“Rider Date”), the Performance Income Benefit is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Income Benefit to equal the greater of your Contract Value on that date or the most recently calculated Performance Income Benefit. We will also recalculate your Performance Income Benefit whenever you make an additional purchase payment or a partial withdrawal. In the absence of any withdrawals or purchase payments, the Performance Income Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or prior to the Payout Start Date.
Portfolio: Underlying mutual fund(s) in which a Sub-Account of Separate Account invests. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Systematic Withdrawal Payments: The option to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Active Assets™ – Account. Please consult with your Morgan Stanley Financial Advisor for details.
Tax qualified contracts: Contracts held in a plan which provides that the income on tax sheltered annuities is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the other annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Valuation Date: Another term for “business day,” which refers to each day Monday through Friday that the New York Stock Exchange is open for business.
Variable Account: A segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.
Variable Sub-Account: An investment in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies.

Important Information You Should Consider About the Contract
An investment in the Contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

	Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals*
If you withdraw money from the Contract within 6 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 6% of the purchase payments withdrawn, declining to 0% over 6 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $6,000 on a $100,000 investment.

* Each Contract Year, you may withdraw a portion of your purchase payments without incurring a withdrawal charge.
Expenses, Access to Your Money, and Income Payments
Transaction Charges
In addition to Withdrawal Charges, you may also be charged for when you transfer cash value between investment options.

Transfer Fee. We reserve the right to charge for transfers among investment options after the first 12 transfers per Contract Year.
Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)
The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the Contract you have elected.

Expenses, Income Payments and Death Benefits

Annual Fee	Minimum	Maximum
Contract Maintenance Charge	$30	$30
Base Contract	1.25%	1.25%
Investment Options (Portfolio fees and expenses)	0.26% of portfolio average daily net assets	1.49% of portfolio average daily net assets
Optional benefits available for an additional charge*	0.13%	0.50%
*As a percentage of Separate Account assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

Lowest Annual Cost (in dollars): $[]	Highest Annual Cost (in dollars): $[]
Assumes:
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Investment of $100,000
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5% annual appreciation
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Least expensive combination of Contract charges and Portfolio Company fees and expenses
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No optional benefits
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No sales charges
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No additional purchase payments, transfers or withdrawals

Assumes:
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Investment of $100,000
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5% annual appreciation
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Most expensive combination of Contract charges, optional benefits and Portfolio Company fees and expenses.
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No sales charges
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No additional purchase payments, transfers or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Important Notices
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a tax penalty.
Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Funds or Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these investment options before making an investment decision.
Important Notices, Investment Alternatives: The Variable Sub-Accounts
Insurance Company Risks
An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.
Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investment Options
•    Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.
•    We reserve the right to remove or substitute Portfolios as investment options.
•    Not all Fixed Account Options may be available in all states or with all Contracts.
•    There may be limitations on transfers of Contract Value among Variable Sub-Accounts and from the Fixed Account.
We reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year.
Expenses, Investment Alternatives
Optional Benefits	We may discontinue or modify any of the optional benefits at any time prior to the time you elect to receive it.	Overview, Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit to You if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may also be subject to a tax penalty if taken before age 59½ .
Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Some investment professionals may receive compensation for selling the Contracts to investors, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence the investment professionals to offer or recommend the Contracts over another investment for which the investment professional does receive such compensation.

More Information
Exchanges
Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Contract
Purpose
This Contract is a variable annuity policy and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or the Fixed Account Options (“Investment Alternatives”). If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Additional information about each Portfolio is provided in Appendix A to this prospectus.

Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant. In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn.

After the Payout Start Date, death benefits and any living benefits will terminate.

Policy Features
Death Benefit
At no additional charge, if the Contact Owner or Annuitant die before the Payout Start Date, we will pay a standard death benefit subject to certain conditions.

For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death. These benefits are more fully described in the “Death Benefits” section of this prospectus.

Accessing Your Money
You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $100 at a time or the total amount in the investment alternative, if less. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to a tax penalty. A withdrawal charge also may apply.
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.

Optional Withdrawal Benefits
We offer optional benefits riders that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum lifetime income.

Dollar Cost Averaging
Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.

Portfolio Rebalancing
If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations on a quarterly basis at no additional charge. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

Systematic Withdrawal Program	This program allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from your variable annuity contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Each of the charges and expenses is more fully described in "Expenses" later in this Prospectus. For more information about Variable Account expenses, see “Expenses,” below. For more information about Portfolio expenses, please refer to the prospectuses for the Portfolios.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Withdrawal Charge (as a percentage of purchase payments withdrawn)*
Contract                    Maximum
Morgan Stanley Variable Annuity II         6%

Transfer Fee                 $25***

Withdrawal Charges in subsequent years*
Number of full years from application of each Purchase Payment**	1	2	3	4	5	6+
Applicable Charge:	5%	4%	3%	2%	1%	0%

* During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge. See “Withdrawal Charges” for more information.
**If you have elected the Longevity Reward Rider, a withdrawal charge of up to 3% will apply to purchase payments received before or after the Rider date. See the “Longevity Reward Rider” section for details.
*** There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.
The following table describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
Other Periodic Fees
Charge                    Maximum
Annual Contract Maintenance Charge    $30*
*If you have elected the Longevity Reward Rider, we will waive the contract maintenance charge for the life of the Contract provided your total Contract Value is $40,000 or more on or after the date we issue the Rider (Rider Date).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Annual Fee	Minimum	Maximum
Contract Maintenance Charge	$30	$30
Base Contract Mortality and Expense Risk Charge	1.25%	1.25%
Administrative Expense Charge	0.10%	0.10%
Optional benefits available for an additional charge:
Enhanced Death Benefit Option*	0.13%	0.13%
Performance Death Benefit Option	0.13%	0.13%
Performance Income Benefit Option*	0.13%	0.13%
Performance Benefit Combination Option*	0.24%	0.24%
Death Benefit Combination	0.24%	0.24%
Income Benefit Combination Option 2*	0.30%	0.30%
Income and Death Benefit Combination Option 2*	0.50%	0.50%
Enhanced Earnings Death Benefit Option	0.20%	0.20%
Longevity Reward Rider**	0.00%	0.00%

*	These Options are no longer available to be added to your Contract.

**
If you have elected the Longevity Reward Rider, the mortality and expense risk charge is reduced by 0.07% under the basic policy or any Option described above. This Option is no longer available to be added to your Contract

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.26%	1.49%

(1)	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2020.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Total Annual Portfolio Operating Expenses
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$990	$1,582	$2,189	$4,073
If you annuitize your annuity at the end of the applicable time period: [1]	$390	$1,182	$1,989	$4,073
If you do not surrender your annuity	$390	$1,182	$1,989	$4,073
1 Your ability to annuitize within the first 30 days of the first Annuity Year may be limited.

Principal Risks of Investing in the Contract

Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.
Not a Short-Term Investment
This Contract is not suitable as a short-terms savings vehicle. Variable annuities should be considered long-term investments, due to the limitations and charges on withdrawals. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract.
Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $500 at a time. During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge.
Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional 10% tax.

The Contract

CONTRACT OWNER
The Variable Annuity II is a contract between you, the Contract owner, and Allstate Life, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

1.	the investment alternatives during the Accumulation and Payout Phases,

2.	the amount and timing of your purchase payments and withdrawals,

3.	the programs you want to use to invest or withdraw money,

4.	the income payment plan you want to use to receive retirement income,

5.	the Annuitant (either yourself or someone else) on whose life the income payments will be based,

6.	the owner, while the Annuitant is alive,

7.	the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and

8.	any other rights that the Contract provides.
If you die, any surviving Contract owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non- living person and a living person. If the Contract owner is a grantor trust, the Contract owner will be considered a non-living person for purposes of this section and the Death Benefits section. The age of the oldest Contract owner cannot exceed age 90 as of the date we receive the completed application or request to select a new Contract owner.
Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a tax advisor prior to making a request for a change of Contract owner.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose life span we use to determine income payments as well as the latest Payout Start Date. You initially designate an Annuitant in your application. The age of the oldest Annuitant cannot exceed 90 as of the date we receive the completed application. If the Contract owner is a living person, you may change the Annuitant before the Payout Start Date. Before the Payout Start Date, you may also designate a joint Annuitant, who is a second person on whose life income payments depend. If a non-Qualified contract is held by a non-living person, any change in the Annuitant will be treated as the death of the Annuitant and will activate the distribution requirements outlined in the Death Benefit section.
BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
A contingent Beneficiary is the person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made we make or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries when the death benefit becomes payable, the new Beneficiary will be:

1.	your spouse or, if he or she is no longer alive,

2.	your surviving children equally, or if you have no surviving children,

3.	your estate.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.
Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class (e.g., more than one primary Beneficiary) and one of the Beneficiaries predeceases the Contract owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
If there is more than one Beneficiary taking shares of the death benefit, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death benefit. Each Beneficiary will exercise all rights related to his or her share of the death benefit, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.
MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until you sign it and file it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax. You should consult with your attorney before trying to assign your Contract.

Purchases

MINIMUM PURCHASE PAYMENTS
You may make additional purchase payments of at least $25 at any time prior to the Payout Start Date. We reserve the right to limit the maximum amount of purchase payments we will accept. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account. Please consult your Morgan Stanley Financial Advisor for details.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. The minimum you may allocate to any investment alternative is $100. The minimum amount that you may allocate to the Guarantee Periods is $500. You can change your allocations by notifying us in writing.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order. We will credit subsequent purchase payments to the Contract on the business day that we receive the purchase payment at our service center in Good Order.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates”. If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

RIGHT TO CANCEL
You may cancel your Contract by returning it to us within the Cancellation Period, which is the 20-day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this “Right to Cancel,” the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges, that occurred from the date of allocation through the date of cancellation. If state law requires, we will return the greater of the purchase payments, as described, or the Settlement Value. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value. The amount you receive will be less applicable federal and state income tax withholding.

Contract Value

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub- Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

1.	changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

2.	the deduction of amounts reflecting the mortality and expense risk charge and administrative expense charge
We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combinations thereof, offered under the Contract.
You should refer to the prospectuses for the Funds for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

Investment Alternatives: The Variable Sub-Accounts
You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios in Appendix A of this prospectus.
For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Funds. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Fund prospectuses, please contact us at 1-800-457-7617 or visit us online at [___].
Following the detection of excessive short-term trading activity and in response to requests from the fund investment advisors, Allstate currently limits new premium allocations and transfers into all Sub-Accounts other than the Money Market Sub-Account to a maximum of $50,000 per day. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you wish to transfer more than $50,000 into a Sub-Account, you may submit a single request that Allstate transfer $50,000 per day into that Sub-Account until the transfer request is completed.
If, as of the effective date of the Sub-Account restriction, you were enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Sub-Accounts without regard to the $50,000 limitation. Shares may be redeemed at any time.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investment Alternatives: The Fixed Account Options

You may allocate all or a portion of your purchase payments to the Fixed Account Options. We currently offer the basic Dollar Cost Averaging Fixed Account Option, and we may offer the additional Dollar Cost Averaging Fixed Account Options described below. However, the 6 and 12-month Dollar Cost Averaging Options currently are not available.
Please consult with your Morgan Stanley Financial Advisor for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability.
We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
Basic Dollar Cost Averaging Option.    You may establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus, by allocating purchase payments to the Basic Dollar Cost Averaging Option. Purchase payments that you allocate to the Basic Dollar Cost Averaging Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. After the one-year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each purchase payment. Renewal rates will not be less than the minimum guaranteed rate found in the Contract.
You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option.
6 and 12 Month Dollar Cost Averaging Options.  In the future, we may offer 6 and 12-month Dollar Cost Averaging Options. Under these options, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Option”) or for 12 months (the “12 Month Dollar Cost Averaging Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Options will never be less than 3% annually.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to the Variable Sub-Accounts in equal monthly installments. If you discontinue a 6 or 12 Month Dollar Cost Averaging Option prior to last scheduled transfer, we will transfer any remaining money immediately to the Money Market Variable Sub-Account, unless you request a different Variable Sub-Account.
You may not transfer funds from other investment alternatives to the 6 or 12 Month Dollar Cost Averaging Options. Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee. We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account Options. For availability and current interest rate information, please contact your sales representative or our customer support unit at 1-800-457-7617.
GUARANTEE PERIODS
You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account (“Guarantee Periods”). Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. We will offer a 1-year Guarantee Period. We offer additional Guarantee Periods at our sole discretion. We currently offer a 1 year and a 6-year Guarantee Period.
Interest Rates.    We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. The interest rate will never be less than the minimum guaranteed rate stated in the Contract. After the Guarantee Period, we will declare a renewal rate. Subsequent renewal dates will be on anniversaries of the first renewal date. On or about each renewal date, we will notify the owner of the interest rate(s) for the Contract Year then starting.

Investment Alternatives: Transfers

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Currently, all Sub-Accounts other than the Money Market Sub-Account limit new purchases to $50,000 per day. See “The Variable Sub-Accounts” subsection of the “Investment Alternatives” section of this prospectus. Transfers to any Guarantee Period must be at least $500. You may not, however, transfer Contract Value into any of the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. We currently do not assess, but reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year. We will notify you at least 30 days before we begin imposing the transfer charge. We treat transfers to or from more than one Portfolio on the same day as one transfer.
We limit the amount you may transfer from the Guarantee Periods to the Variable Account in any Contract Year to the greater of:

1.	25% of the aggregate value in the Guarantee Periods as of the most recent Contract Anniversary (if this amount is less than $1,000, then up to $1,000 may be transferred); or

2.	25% of the sum of all purchase payments and transfers to the Guarantee Periods as of the most recent Contract Anniversary.
These restrictions do not apply to transfers pursuant to dollar cost averaging. If the first renewal interest rate is less than the current rate that was in effect at the time money was allocated or transferred to a Guarantee Period, we will waive the transfer restriction for that money and the accumulated interest thereon during the 60-day period following the first renewal date.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process written requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

•
we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

•	whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

•	the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.
You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617 if you have on file a completed authorization form. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for information on how to enroll.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account each quarter (or other intervals that we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fund A Variable Sub-Account and 60% to be in the Fund B Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fund A Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fund A Variable Sub-Account and use the money to buy more units in the Fund B Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

Expenses
As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary we will deduct a $30 contract maintenance charge from your Contract Value. This charge will be deducted on a pro rata basis from each investment alternative in the proportion that your investment in each bears to your Contract Value. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. The contract maintenance charge is waived under certain circumstances if you have elected the Longevity Reward Rider. See “Longevity Reward Rider” section of this prospectus for details.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at the following annual rates (as a percentage of daily net assets):

1.	1.25% Base Contract

2.	1.38% w/Enhanced Death Benefit Option

3.	1.38% w/Performance Death Benefit Option

4.	1.38% w/Performance Income Benefit Option

5.	1.49% w/Performance Benefit Combination Option

6.	1.49% w/Death Benefit Combination Option

7.	1.55% w/Income Benefit Combination Option 2

8.	1.68% w/Income and Performance Death Benefit Option (State of Washington only)

9.	1.75% w/Income and Death Benefit Combination Option 2
We charge an additional mortality and expense risk charge of 0.20% for the Enhanced Earnings Death Benefit Option. If you have elected the Longevity Reward Rider, your mortality and expense risk charge would be lower by 0.07%. See the description of each Option and the Longevity Reward Rider for the availability of each.
The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Death Benefit Options and the Income Benefit Options to compensate us for the additional risk that we accept by providing these Options.
We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no direct relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase.
TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $25 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.
WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 6 years from the day we receive the purchase payment being withdrawn. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the withdrawal charge declines over the 6-year period is shown in the “Expense Table” section of this prospectus. During each Contract Year, you can withdraw all purchase payments beyond the withdrawal charge period or up to 15% of the aggregate amount of your purchase payments (as of the Issue Date or the most recent Contract Anniversary, whichever is later), whichever is greater, without paying a withdrawal charge. Unused portions of this Free Withdrawal Amount are not carried forward to future Contract Years.
If you qualify for and elect the Longevity Reward Rider, a withdrawal charge of up to 3% will apply to purchase payments received before or after the Rider Date. See “Longevity Reward Rider” section of this prospectus for details.
We will deduct withdrawal charges, if applicable, from the amount paid, unless you instruct otherwise. For purposes of the withdrawal charge, we will treat withdrawals as coming from purchase payments, starting with the oldest purchase payments first and then from earnings. Therefore, additional purchase payments may reduce your ability to withdraw earnings without incurring a withdrawal charge. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:

1.	on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

2.	the death of the Contract owner or Annuitant (unless the Contract is continued); and

3.	withdrawals taken to satisfy IRS minimum distribution rules for the Contract.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender.
Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the Taxes section.
OTHER EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus.

Access to Your Money
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the “Income Plans” subsection in the “Income Payments” section of this prospectus.
You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our headquarters, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges and taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment alternatives in which you are invested according to the value of your investments therein. In general, you must withdraw at least $500 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. The total amount paid at surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1.	The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.	An emergency exists as defined by the SEC; or

3.	The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Active Assets™ – Account. Please consult with your Morgan Stanley Financial Advisor for details.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.
We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value less withdrawal and other charges and applicable taxes.

Income Payments
PAYOUT START DATE
The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be:

1.	at least 30 days after the Issue Date;

2.	no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the basis. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax.
Three Income Plans are available under the Contract. Each is available to provide:

1.	fixed amount income payments;

2.	variable income payments; or

3.	a combination of the two.
The three Income Plans are:
Income Plan 1 – Life Income with Payments Guaranteed for 10 Years.    Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
Income Plan 2 – Joint and Survivor Life Income.     Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the death of both the Annuitant and the joint Annuitant.
Income Plan 3 – Guaranteed Payments for a Specified Period.    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. A withdrawal charge may apply if the specified period is less than 10 years. We will deduct the mortality and expense risk charge from the assets of the Variable Account supporting this Income Plan even though we may not bear any mortality risk.
The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.
We may make other Income Plans available including ones that you and we agree upon. You may obtain information about them by writing or calling us.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
Please note that under these Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.
You may apply your Contract Value to an Income Plan. If you elected the Performance Income Benefit Option, the Income Benefit Combination Option 2, or the Income and Death Benefit Combination Option 2, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.
We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:

•	terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

•	we may reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios, and (b) the Annuitant could live longer or shorter than we expect based on the tables we use. The payments you receive may also be higher or lower depending on the duration and frequency of the payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1.	deducting any applicable premium tax; and

2.	applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
INCOME BENEFIT OPTIONS
Please keep in mind, once you have selected an optional Income or Death Benefit (each an “Option”), your ability to select a different Option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
We may discontinue offering these options at any time.
PERFORMANCE INCOME BENEFIT
The Performance Income Benefit can no longer be added. On the date we issued the rider for this benefit (“Rider Date”), the Performance Income Benefit is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Income Benefit to equal the greater of your Contract Value on that date or the most recently calculated Performance Income Benefit. We will also recalculate your Performance Income Benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Performance Income Benefit dollar-for-dollar. Withdrawals will reduce the Performance Income Benefit by an amount equal to: (i) the Performance Income Benefit just before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal.
In the absence of any withdrawals or purchase payments, the Performance Income Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or prior to the Payout Start Date. We will recalculate the Performance Income Benefit as described above until the oldest Contract owner or Annuitant (if the Contract owner is not a living person) attains age 85. After age 85, we will only recalculate the Performance Income Benefit to reflect additional purchase payments and withdrawals.
If you select the Performance Income Benefit Option, the highest age of any Owner and Annuitant as of the date we receive the completed application, cannot exceed age 75.
To exercise your Performance Income Benefit, you must apply it to an Income Plan. The Payout Start Date you select must begin on or after your tenth Contract Anniversary, after electing the benefit, and within 30 days after a Contract Anniversary. In addition, you must apply your Performance Income Benefit to an Income Plan that provides guaranteed payments for either a single or joint life for at least:

1.	10 years, if the youngest Annuitant’s age is 80 or less on the date you apply the Benefit, or

2.	5 years, if the youngest Annuitant’s age is greater than 80 on the date you apply the Benefit.
If your current Contract Value is higher than the Performance Income Benefit, you can apply the Contract Value to any Income Plan.
Income Benefit Combination Option 2.    The Income Benefit Combination Option 2 can no longer be added to your Contract. The following describes the option for Contract owners who have previously elected this Option.
If you selected the Income Benefit Combination Option 2, this Option guarantees that the amount you apply to an Income Plan will not be less than the income base (“Income Base”) (which is the greater of Income Base A or Income Base B), described below. We sometimes refer to this as the “Best of the Best Income Benefit”.
Eligibility.    If you select the Income Benefit Combination Option 2, the highest age of any Contract owner and Annuitant on the date we receive the completed application or the written request to add the Rider, whichever is later, cannot exceed age 75. To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:

•	You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the rider for this Option (the “Rider Date”);

•	The Payout Start Date must occur during the 30-day period following a Contract Anniversary;

•
You must apply the Income Base to fixed income payments or variable income payments as we may permit from time to time. Currently, you may apply the Income Base only to provide fixed income payments, which will be calculated using the appropriate Guaranteed Income Payment Table provided in your Contract; and

•	The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

1.	10 years, if the youngest Annuitant’s age is 80 or less on the date the amount is applied; or

2.	5 years, if the youngest Annuitant’s age is greater than 80 on the date the amount is applied.
If your current Contract Value is higher than the value calculated under Income Benefit Combination Option 2, you can apply the Contract Value to any Income Plan.
INCOME BASE
The Income Base is the greater of Income Base A or Income Base B.
The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Option (“guaranteed income benefit”) and does not provide a Contract Value or guarantee performance of any investment option.
Income Base A.    On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made.

•	For purchase payments, Income Base A is equal to the most recently calculated Income Base A plus the purchase payment.

•	For withdrawals, Income Base A is equal to the most recently calculated Income Base A reduced by a withdrawal adjustment (described below).

•	On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value or the most recently calculated Income Base A.

In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date.
We will recalculate Income Base A as described above until the first Contract Anniversary after the 85th birthday of the oldest Contract owner (or Annuitant if the Contract owner is not a living person). After age 85, we will only recalculate Income Base A to reflect additional purchase payments and withdrawals.
Income Base B.    On the Rider Date, Income Base B is equal to the Contract Value After the Rider Date, Income Base B plus any subsequent purchase payments and less a withdrawal adjustment (described below) for any subsequent withdrawals will accumulate daily at a rate equivalent to 5% per year until the first Contract Anniversary after the 85th birthday of the oldest Contract owner (or Annuitant if the Contract owner is not a living person).
Withdrawal Adjustment.    The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3) where:
1)    = the withdrawal amount
2)    = the Contract Value immediately prior to the withdrawal, and
3)    = the most recently calculated Income Base.
Guaranteed Income Benefit.    The guaranteed income benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described above.
As described above, you may currently apply the Income Base only to receive period certain fixed income payments. If, however, you apply the Contract Value and not the Income Base to an Income Plan, then you may select fixed and/or variable income payments under any Income Plan we offer at that time. If you expect to apply your Contract Value to provide fixed and/or variable income payments, or you expect to apply your Contract Value to current annuity payment rates then in effect, electing the Income Benefit Combination Option 2 may not be appropriate.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment- related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

Optional Benefits Available Under the Contract
The following table summarizes information about the optional benefits under the contract. These benefits are described in further detail in both the Death Benefit and Income Payments sections of this prospectus.

Name of Benefit	Purpose	Standard or Optional	Maximum / Current Fee	Brief Description of Restrictions or Limitations
Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month from Variable Sub-Account or Fixed Account Options to other available Variable Sub-Accounts	Standard	No Charge	• Transfers must be $100 or more • In certain states the Contract was available only as a group Contract.
Dollar Cost Averaging Fixed Account Options: Basic Dollar Cost Averaging Program	Allows you to earn interest for a 1-year period at the current rate in effect at the time of the allocation	Standard	No Charge
Dollar Cost Averaging Fixed Account Options: 6 and 12 Month
Allows you to allocating purchase payments to the Fixed Account either for 6 months or for 12 months where your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation
		Standard - Not currently available	No Charge	• You may only transfer Contract Value out of the Fixed Account to the Variable Sub-Accounts and you must do so in equal monthly installments
Automatic Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your desired percentage allocations	Standard	No Charge	• Not available with Fixed Account Option • Only available during the Accumulation Phase
Systematic Withdrawal Program	Allows you to receive monthly automatic withdrawals from your Contract	Standard	No Charge	• Minimum amount of each systematic withdrawal is $100 • Will reduce or even exhaust the Contract Value
Automatic Additions Program	Allows you to make subsequent purchase payments by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account	Standard	No Charge	• Subsequent purchase payments must be at least $25
Enhanced Death Benefit Option	Provides an opportunity for an increased death benefit equal to the Contract Value, plus interest at an annual rate of 5% per year	Optional – Not currently available	0.13%	• Maximum rider issue age is 70. • We will not recalculate the benefit after you reach the age of 75 • Withdrawals will reduce the benefit, and such reductions could be significant
Performance Death Benefit Option	Provides enhanced death benefit equal to your highest Contract Value on any Contract Anniversary	Optional	0.13%	• Maximum Rider issue age is 80 • We will not recalculate the benefit after you reach the age of 75 • Withdrawals will reduce the benefit, and such reductions could be significant

Performance Income Benefit Option	Provides enhanced income benefit based on your highest Contract Value on any Contract Anniversary	Optional – Not currently available	0.13%
•    Maximum rider issue age is 75
•
•    Must begin the Payout Start Date on or after your tenth Contract Anniversary, after electing the benefit, and within 30 days after a Contract Anniversary
•    Must apply your Performance Income Benefit to an Income Plan that provides guaranteed payments for either a single or joint life for at least:
o    10 years, if the youngest Annuitant’s age is 80 or less on the date you apply the Benefit, or
o    5 years, if the youngest Annuitant’s age is greater than 80 on the date you apply the Benefit
•    Performance Income Benefit is recalculated until you are 85, after that we will only recalculated the Performance Income Benefit to reflect additional payments or withdrawals
•    Withdrawals will reduce the benefit, and such reductions could be significant
•

Performance Benefit Combination Option	Combines the Performance Death Benefit with the Performance Income Benefit.	Optional - Not currently available	0.24%	• Maximum Rider issue age is 75
Death Benefit Combination	Provides a death benefit equal to the greater of the Enhanced Death Benefit or the Performance Death Benefit	Optional	0.24%	• Maximum Rider issue age is 80 • Withdrawals will reduce the benefit, and such reductions could be significant
Income Benefit Combination Option 2	Combines the Income Benefit Combination with the Death Benefit Combination	Optional - Not currently available	0.30%
•    Maximum Rider issue age is 75
•    You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the rider for this Option;
•    The Payout Start Date must occur during the 30-day period following a Contract Anniversary;
•    The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:
o    10 years, if the youngest Annuitant’s age is 80 or less on the date the amount is applied; or
o    5 years, if the youngest Annuitant’s age is greater than 80 on the date the amount is applied

Income and DeathPerformanceBenefit Combination Option 2	Combines the features of the Income Benefit Combination with the features of the Performance Death Benefit Combination	Optional – Not currently available	0.50%	• Maximum Rider issue age is 75 • This was available only in Washington.
Enhanced Earnings Death Benefit Option	Increases the death benefit by a set percentage of Premium or Earnings	Optional	0.20%	• Maximum issue age is 69 • The percentages applied to your Premiums and Earnings vary by Rider issue age.
Longevity Reward Rider	Reduces or waives certain charges if certain criteria are met	Optional – Not currently available
•    To be eligible, on the date of application for the Rider:
the Contract owner’s initial purchase payment is no longer subject to a withdrawal charge; and the Contract owner’s additional purchase payments, if any, would be subject to total withdrawal charges (assuming a current surrender of the Contract) equal to an amount no greater than 0.25% of the current Contract Value

Death Benefits
We will pay a death benefit if, prior to the Payout Start Date:

1.	any Contract owner dies, or

2.	the Annuitant dies.
We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner(s) or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.
A request for payment of the death benefit must include “Due Proof of Death.” We will accept the following documentation as Due Proof of Death:

•	a certified copy of a death certificate,

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

•	any other proof acceptable to us.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:

1.	the Contract Value as of the date we determine the death benefit, or

2.	the sum of all purchase payments made less any amounts deducted in connection with partial withdrawals (including any applicable withdrawal charges or premium taxes), or

3.
the Contract Value on the most recent Death Benefit Anniversary prior to the date we determine the death benefit, plus any purchase payments and less any amounts deducted in connection with any partial withdrawals since that Death Benefit Anniversary. If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the Contract Value as of the date we determine the death benefit. We reserve the right to extend the 180-day period on a non-discriminatory basis.

A “Death Benefit Anniversary” is every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits a complete request for payment of the death benefit. Any death benefit amounts attributable to any beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
DEATH BENEFIT OPTIONS
Please keep in mind, once you have selected an optional income or death benefit (each an “option”), your ability to select a different option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
We may discontinue offering these options at any time.
The Enhanced Death Benefit and the Performance Benefit Combination Options are no longer offered as a rider to the Contract, but apply to Contract owners who have previously elected these Options.
The Performance Death Benefit, the Death Benefit Combination, the Income and Death Benefit Combination Option 2 (in the state of Washington, Income and Performance Death Benefit Option) and the Enhanced Earnings Death Benefit are optional benefits that you may elect. If the Contract owner is a living person, these Options apply only on the death of the Contract owner. If the Contract owner is not a living person, these Options apply only on the death of the Annuitant.
For Contracts with a death benefit option, the death benefit will be the greater of (1) through (3) above, or (4) the death benefit option you selected. For Contracts with the Enhanced Earnings Death Benefit Option, the death benefit will be increased as described in the “Enhanced Earning Death Benefit Option” subsection below. The death benefit options may not be available in all states.
Enhanced Death Benefit Option.    We are no longer offering the Enhanced Death Benefit option as a rider to the Contract in most states. The following describes the Option for Contract owners who have previously elected this Option or who may elect this Option in certain states. On the date we issue the rider for this option (“Rider Date”) is equal to the Contract Value. On the first Contract anniversary after the Rider Date, the Enhanced Death Benefit is equal to the Contract Value on the Rider Date plus interest at an annual rate of 5% per year for the portion of a year since the Rider Date. On each subsequent Contract Anniversary, but not beyond the Contract Anniversary preceding the oldest Contract owners’ 75th birthdays, we will recalculate the Enhanced Death Benefit as follows: First, we multiply the Enhanced Death Benefit as of the prior Contract Anniversary by 1.05. This results in an increase of 5% annually. Further, for all ages, we will adjust the Enhanced Death Benefit on each Contract Anniversary, or upon receipt of a death claim, as follows:

•
For cash withdrawals, we will reduce the Enhanced Death Benefit by the following withdrawal adjustment. The withdrawal adjustment is equal to (i) divided by (ii), with the result multiplied by (iii), where:

(i) = the withdrawal amount
(ii) = the Contract Value just before the withdrawal
(iii) = the most recently calculated Enhanced Death Benefit

•	We will increase the Enhanced Death Benefit by any additional purchase payments since the prior Contract Anniversary.
If you select the Enhanced Death Benefit Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 70.
Performance Death Benefit Option.    The Performance Death Benefit on the date we issue the rider for this option (“Rider Date”) is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit.
We also will recalculate your Performance Death Benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Performance Death Benefit dollar-for-dollar. Withdrawals will reduce the Performance Death Benefit by an amount equal to: (i) the Performance Death Benefit immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal.
In the absence of any withdrawals or purchase payments, the Performance Death Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or before the date we calculate the death benefit.
We will recalculate the Performance Death Benefit as described above until the oldest Contract owner (the Annuitant, if the owner is not a living person), attains age 85. After age 85, we will recalculate the Performance Death Benefit only to reflect additional purchase payments and withdrawals. If you select the Performance Death Benefit Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 80.
Death Benefit Combination Option.    If you select the Death Benefit Combination Option, the death benefit payable will be the greater of the death benefits provided by the Enhanced Death Benefit or the Performance Death Benefit (both calculated until the oldest Contract owner, or Annuitant if the Contract owner is a non-living person, attains age 85). After age 85, the death benefit payable will be adjusted to reflect purchase payments and withdrawals to the extent described under “Enhanced Death Benefit Option” and “Performance Death Benefit Option” above.
We sometimes refer to the Death Benefit Combination Option as the “Best of the Best” death benefit option. If you select the Death Benefit Combination Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 80.
Performance Benefit Combination Option.    We are no longer offering the Performance Combination Option as a rider to the Contract. The following describes the Option for Contract owners who have previously elected this Option. This Option combines the Performance Death Benefit with the Performance Income Benefit. If you select the Performance Benefit Combination Option, the maximum age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 75.
Income and Death Benefit Combination Option 2. The Income and Death Benefit Combination Option 2 can no longer be added to your Contract. The following describes the option for Contract owners who have previously elected this option.
The Income and Death Benefit Combination Option 2, combines the features of the Income Benefit Combination (described in the “Income Payments” section of this prospectus) with the features of the Death Benefit Combination (described above) both calculated until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner, or Annuitant, if the Contract Owner is a non-living person, for purchase payments, withdrawals, and Contract Anniversaries. After which, both are calculated for purchase payments and withdrawal only.
In calculating the benefits payable for all ages, the withdrawal adjustment is equal to: (i) the Death Benefit A, Death Benefit B, or Income Base, as applicable immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal.

If you select the Income and Death Benefit Combination Option 2, the highest age of any Contract Owner and Annuitant as of the date we receive the completed application, or the date we receive the request to add the rider, whichever is later, cannot exceed age 75.
In the state of Washington only, we offered the Income and Performance Death Benefit Combination Option which combines the features of the Income Benefit Combination Option 2 with the features of the Performance Death Benefit Option. This option can no longer be added to your Contract. The mortality and expense risk charge for the Income and Performance Death Benefit Combination Option is an additional 0.43%.
Enhanced Earnings Death Benefit Option.    You may elect the Enhanced Earnings Death Benefit Option alone or together with any other death and/or income benefit option offered under the Contract. Under the Enhanced Earnings Death Benefit Option, if the oldest Contract owner (or the Annuitant if the Contract owner is a non- living person) is age 69 or younger on the date we issue the rider for this option (“Rider Date”), the death benefit is increased by:

•	40% of the lesser of the In-Force Premium or Death Benefit Earnings.
If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 70 and 79 on the Rider Date, the death benefit is increased by:

•	25% of the lesser of the In-Force Premium or Death Benefit Earnings.
For the purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:
In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.
Death Benefit Earnings equal the Contract Value minus the In-Force Premium. The Death Benefit Earnings amount will never be less than zero.
An Excess-of-Earnings Withdrawal is the amount of a withdrawal which is in excess of the Death Benefit Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Enhanced Earnings Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under “Death Benefit Payments” below.
The value of the Enhanced Earnings Death Benefit depends largely on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Option may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your Financial Advisor can help you decide if the Enhanced Earnings Death Benefit Option is right for you.
For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Option, see Appendix B.
None of the death benefits under the Enhanced Death Benefit, the Performance Death Benefit, the Performance Benefit Combination, the Death Benefit Combination, the Income and Death Benefit Combination Option 2, and/or the Enhanced Earnings Death Benefit will ever be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.
DEATH BENEFIT PAYMENTS
If the sole New Owner is your spouse, the New Owner may:

1.	elect to receive the death benefit in a lump sum, or

2.	elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

•	the life of the New Owner;

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or

•	over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement of the death benefit except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

(i)	transfer all or a portion of the excess among the Variable Sub-Accounts;

(ii)	transfer all or a portion of the excess into the Basic Dollar Cost Averaging Option; or

(iii)	transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Basic Dollar Cost Averaging Option.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
If you elected the Enhanced Earnings Death Benefit Option, and your spouse continues the Contract as described above, the Enhanced Earnings Death Benefit Plus Option and the daily charge for this Option will terminate if your spouse is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Option.
If the Enhanced Earnings Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this Option will be reset to the date the Contract is continued (“new Rider Date”). The age of the oldest Contract owner on the new Rider Date will be used to determine Enhanced Earnings Death Benefit after the new Rider Date. Also, the age of the oldest Contract owner on the new Rider Date will be used to determine the mortality and expense risk charge for the Option after the new Rider Date.
If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge.
Only one spousal continuation is allowed under this Contract.
If the New Owner is not your spouse but is a living person, or if there are multiple living-person new Owners, the New Owner may:

1.	elect to receive the death benefit in a lump sum, or

2.	elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

•	the life of the New Owner;

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or

•	over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
If the New Owner does not elect one of the options above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time).
Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived for any withdrawals made during this 5-year period.
If the New Owner dies prior to the receiving all of the Contract Value, then the New Owner’s named Beneficiary(ies) will receive the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death.
We reserve the right to offer additional options upon the death of Owner.
If the New Owner is a corporation, trust, or other non- living person:

(a)	The New Owner may elect to receive the death benefit in a lump sum; or

(b)
If the New Owner does not elect the option above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers provision during this 5-year period. No additional purchase payments may be added to the Contract under this election.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid.
We reserve the right to offer additional options upon the death of Owner.
If any New Owner is a non-living person, all New Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the New Owner from the date of your death to the date on which the death proceeds are paid. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, the following apply:

1.	The Contract owner may elect to receive the death benefit in a lump sum; or

2.
The Contract owner may elect to apply the death benefit to an Income Plan which must begin within one year of the date of death and must be for a guaranteed number of payments for a period from 5 to 30 years but not to exceed the life expectancy of the owner; or

3.
If the Contract owner does not elect either of the above options within 180 days of the date of the Annuitant’s death, then the Contract will continue as if death had not occurred. If this option is elected, the new Annuitant will be the youngest owner, unless the owner names a different Annuitant.

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:

1.	The Contract owner may elect to receive the death benefit in a lump sum; or

2.	If the Contract owner does not elect the above option, then the Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death.
On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Fidelity® VIP Government Money Market Portfolio – Initial Class. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived during this 5 period.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid. We reserve the right to offer additional options upon the Death of Annuitant.
The Contract owner has 60 days from the date the company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax may apply if the Contract owner is under age 59 1/2 . Any amount included in the Contract owner’s gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.

Longevity Reward Rider
We are no longer offering the Longevity Reward Rider as a rider to the contract. The following describes the Longevity Reward Rider for owners who have previously elected to add the rider.
Eligibility.     The Longevity Reward Rider (Long Term Retention Rider in some states) may have been added during the Accumulation Phase if on the date of application for the Rider:

•	the Contract owner’s initial purchase payment is no longer subject to a withdrawal charge; and

•
the Contract owner’s additional purchase payments, if any, would be subject to total withdrawal charges (assuming a current surrender of the Contract) equal to an amount no greater than 0.25% of the current Contract Value.

Mortality and Expense Risk Charge.    If you elected the Rider then, commencing on the Rider Date, we will reduce the maximum mortality and expense risk charge (“M&E charge”) by 0.07%. That means your M&E charge will never be greater than 1.18% (1.31% if you select the Enhanced Death Benefit Option, the Performance Death Benefit Option, or the Performance Income Benefit Option, 1.42% if you select the Performance Benefit Combination Option, or the Death Benefit Combination Rider, 1.48% if you select the Income Benefit Combination Option 2, 1.68% if you select the Income and Death Benefit Combination Option 2. If you elect the Enhanced Earnings Death Benefit Option, an additional 0.20% mortality and expense risk charge will apply. The 0.10% administrative expense charge remains unchanged under this Rider.
Contract Maintenance Charge.    If you elected the Rider, we will waive the contract maintenance charge for the life of the Contract, provided your total Contract Value is $40,000 or more on or after the Rider Date.
Contract Continuation By a Surviving Spouse.    If the surviving spouse continues the Contract as described under the “Death Benefit Payments” subsection in the Death Benefits section of this prospectus, the following provision applies:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received Due Proof of Death (the next Valuation Date, if we receive Due Proof of Death after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in the investment alternatives on the Valuation Date that we receive Due Proof of Death, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account.
Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee.

•	Transfer all or a portion of the excess among the Variable Sub-Accounts;

•	Transfer all or a portion of the excess into the Standard Fixed Account; or

•	Transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Standard Fixed Account.
Any such transfer does not count towards the 12 transfers you can make each Contract Year without paying a transfer fee but is subject to any minimum allocation amount specified in your Contract. All ownership rights under the Contract will then be available to your spouse as the new Contract owner.
New Withdrawal Charge.    If you elected the Rider, we will apply the new withdrawal charge schedule set forth below. That means that we may assess a withdrawal charge of up to 3% of the amount of purchase payments you withdraw after the Rider Date. The withdrawal charge applies to purchase payments made both before the Rider Date (“existing payments”), as well as payments made on or after the Rider Date (“new purchase payments”). The withdrawal charge declines to 0% according to the following schedule:

Existing Purchase Payments	New Purchase Payments
Number of Complete Years Since Rider Date	Number of Complete Years Since We Received the New Purchase Payment Being Withdrawn	Withdrawal Charge (as a Percentage of New or Existing Purchase Payments Withdrawn)
0	0	3%
1	1	2%
2	2	1%
3+	3+	0%

Once all purchase payments have been withdrawn, additional withdrawals will not be assessed a withdrawal charge. The maximum aggregate early withdrawal charge on existing and new purchase payments withdrawn after the Rider Date is 3% of your purchase payments.
Free Withdrawal Amount.    If you elected the Rider, each Contract Year, you will continue to have the option to make withdrawals of up to 15% of your purchase payments without paying a withdrawal charge. However, under the Rider, the Free Withdrawal Amount is 15% of the amount of purchase payments as of the Rider Date or the most recent Contract Anniversary, whichever is later. As with all withdrawals, we will treat withdrawals as coming from the oldest purchase payments first. Unused portions of the Free Withdrawal Amount do not carry forward to future Contract Years.

More Information
ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2003, Northbrook Life Insurance Company (“Northbrook”) issued the Contract. Effective January 1, 2003, Northbrook merged with Allstate Life (“Merger”). On the date of the Merger, Allstate acquired from Northbrook all of the Northbrook’s assets and became directly liable for Northbrook’s liabilities and obligations with respect to all contracts issued by Northbrook.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
We may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services we provide to the Portfolios. We collect this compensation under agreement between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through Northbrook Variable Annuity Account II. Effective January 1, 2003, Northbrook Variable Annuity Account and Northbrook Variable Annuity Account II combined with Allstate Financial Advisors Separate Account I. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.
The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Dividends and Capital Gain Distributions.    We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Voting Privileges.    As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.    We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.
Conflicts of Interest.    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
THE CONTRACT
The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”). Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments and a sales administration expense charge of up to 0.75%. In addition, we may pay ongoing annual compensation of up to 1.4% of Contract value. To compensate Morgan Stanley & Co. for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley & Co. an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%. Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.’s practices.
We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more information on the exact compensation arrangement associated with this Contract, please consult your registered representative.
In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.
The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts were sold exclusively by Morgan Stanley & Co. and its affiliates to its clients.
Morgan Stanley & Co. does not receive compensation for its role as principal underwriter.
Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB.

Administration.    We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2019, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
We provide information about cyber security risks associated with this Contract in the Statement of Additional Information.

NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Allstate Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Allstate Life.
LEGAL MATTERS
All matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.

FINANCIAL STATEMENTS

The consolidated financial statements of Allstate Life Insurance Company (“Allstate Life” or “Depositor”) are incorporated by reference to Part II, Item 8 in Allstate Life Insurance Company’s 2020 Annual Report on Form 10-K, filed on February 28, 2020. The financial statements of Allstate Financial Advisors Separate Account I, as of December 31, 2020, which are comprised of the underlying financial statements of the Sub-Accounts (“Separate Account”) are filed herewith in Part B of this Registration Statement.

Taxes
The following discussion is general and is not intended as tax advice. Allstate Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. Allstate Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.    Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

•	the Contract Owner is a natural person,

•	the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and

•	Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.    Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.    There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.    Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.    The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.    If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
Taxation of Annuity Payments.    Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date. You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization.    An individual may partially annuitize their non-qualified annuity if the contract so permits. The tax law allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under Section 72 of the code. We do not currently permit partial annuitization.
Withdrawals After the Payout Start Date.    Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.    In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

•
if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

•
if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

•
if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

Taxation of Annuity Death Benefits.
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

•
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income.    The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all other taxpayers , and approximately $12,700 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions.    A 10% additional tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no additional tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);

•
made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•
made under an immediate annuity and the annuity (within the meaning of the Code) start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase), or

•	attributable to investment in the Contract before August 14, 1982.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.    With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59 1/2 would be subject to a 10% additional tax unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan, as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.    The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.    If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.    The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

1.	Individual Retirement Annuities (IRAs) under Code Section 408(b);

2.	Roth IRAs under Code Section 408A;

3.	Simplified Employee Pension (SEP IRA) under Code Section 408(k);

4.	Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);

5.	Tax Sheltered Annuities under Code Section 403(b);

6.	Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and

•	State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.    If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made to a beneficiary after the Contract Owner’s death,

•	attributable to the Contract Owner being disabled, or

•	made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.    Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a tax advisor.
The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts.    A 10% additional tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no additional tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or total disability,

•
made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made after separation from service after age 55 (does not apply to IRAs),

•	made pursuant to an IRS levy,

•	made for certain medical expenses,

•	made to pay for health insurance premiums while unemployed (applies only for IRAs),

•	made for qualified higher education expenses (applies only for IRAs)

•	made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs),

•	made for qualified expenses after the birth or adoption of a child ($5,000 limit on expenses incurred within 1 year after birth or adoption), and

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from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax for premature distribution, will be subject to a 25% additional tax.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.    With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59 1/2 would be subject to an additional 10% tax unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.    Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

•	required minimum distributions, or,

•	a series of substantially equal periodic payments made over a period of at least 10 years, or,

•	a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•	hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S.

taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a taxpayer identification number and has payment made to a U.S. address.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.     Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½  (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.
Individual Retirement Annuities.    Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Roth Individual Retirement Annuities.    Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. You should consult with your tax adviser before making such a recharacterization. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).

Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).    Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:

1)	The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2)	The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3)	We receive a complete request for settlement for the death of the Annuitant; and

4)	The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a)	The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b)	The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c)	The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).    Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).    Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your tax advisor.
Tax Sheltered Annuities.    Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

•	attains age 59 1/2,

•	severs employment,

•	dies,

•	becomes disabled, or

•	incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.    Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

•
A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

•
An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.    Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

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Prior law. Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

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The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Appendix A: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at [___]. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to [___].

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge , such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Portfolio	Investment Objective	Investment Advisor	Current Expenses (expenses/ average assets	Average Annual Total Returns
				1-Year	5-Year	10-Year
Morgan Stanley Variable Investment Series (VIS)
Morgan Stanley VIS Income Plus Portfolio – Class X
The Fund seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.
Morgan Stanley Investment Management Inc.
Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Morgan Stanley VIF Emerging Markets Equity Portfolio – Class I
The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Morgan Stanley Investment Management Inc.
Morgan Stanley VIF Global Infrastructure Portfolio – Class I	The Fund seeks both capital appreciation and current income.
Morgan Stanley VIF Global Strategist Portfolio – Class I	The Fund seeks total return.
Morgan Stanley VIF Growth Portfolio – Class I	The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
Morgan Stanley VIF Discovery Portfolio – Class I	The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.
Morgan Stanley VIF U.S. Real Estate Portfolio – Class I
The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund – Series II	The fund seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund – Series I	Seek capital growth
Invesco V.I. American Value Fund – Series I	Long-term capital appreciation.

Invesco V.I. Comstock Fund, Series I	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks
Invesco V.I. Core Equity Fund – Series I	Long-term growth of capital
Invesco V.I. Diversified Dividend Fund – Series I	Provide reasonable current income and long-term growth of income and capital
Invesco V.I. Equity and Income Fund, Series I	Both capital appreciation and current income
Invesco V.I. Global Core Equity Fund – Series I	Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers
Invesco V.I. High Yield Fund – Series I	Total return, comprised of current income and capital appreciation
Invesco V.I. Mid Cap Core Equity Fund – Series I	Long-term growth of capital
Invesco V.I. S&P 500 Index Fund – Series I	To provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s ® 500 Composite Stock Price Index
AB Variable Products Series Fund, Inc.
AB VPS Growth and Income Portfolio – Class B	Long term growth of capital	AllianceBernstein L.P.
AB VPS Large Cap Growth Portfolio – Class B	Long term growth of capital
Franklin Templeton Variable Insurance Products Trust
FTVIP Franklin Income VIP Fund – Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Advisers, Inc.
FTVIP Franklin Small Cap Value VIP Fund – Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC
FTVIP Mutual Shares VIP Fund – Class 2
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

FTVIP Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Putnam Variable Trust
Putnam VT Equity Income Fund – Class IB	Seeks capital growth and current income.	Putnam Investment Management, LLC
Putnam VT Growth Opportunities Fund – Class IB	Seeks capital appreciation.

Putnam VT International Equity Fund – Class IB	Seeks capital appreciation.
Putnam VT Small Cap Value Fund – Class IB	Seeks capital appreciation.
Fidelity® Variable Insurance Products
Fidelity® VIP Government Money Market Portfolio – Initial Class	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® Management & Research Company LLC (FMR)
Add back in footnote references to fund names in charts

1
Effective as of October 18, 2013, the Invesco V.I. Global Core Equity – Series I Sub-Account was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

2
Effective July 15, 2003, the Putnam VT Small Cap Value Fund – Class IB Portfolio is no longer available for new investments. If you are currently invested in the Variable Sub-account that invests in this Portfolio you may continue your investment. If, prior to July 15, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into this Variable Sub-account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

3
For a period of 60 days after the liquidation date, any Contract Value that was transferred to the PIMCO Real Return Portfolio - Advisor Shares (if you are in a Model Portfolio Option) or the Fidelity® VIP Government Money Market Portfolio - Initial Class (if you are not in a Model Portfolio Option) as the result of the liquidation can be transferred free of charge and will not count as one of your annual free transfers. If you are in a Model Portfolio Option, any transfer out of the PIMCO Real Return Portfolio - Advisor Shares must comply with the investment requirements of that Model Portfolio Option. It is important to note that any Portfolio into which you make your transfer will be subject to the transfer limitations described in this prospectus.

4
Effective September 1, 2015, the Invesco V.I. Mid Cap Core Equity Fund – Series I was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

5
Effective as of February 23, 2016, the VIF U.S. Real Estate Portfolio, Class I was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

6
Effective as of December 23, 2016, the Invesco V.I. Core Equity Fund – Series I was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

7
Effective at the close of business April 21, 2017, the FTVIP Franklin High Income VIP Fund - Class 2 was closed for new purchase payment allocations to all Contract owners. Effective April 28, 2017, the FTVIP Franklin Income VIP Fund - Class 2 was liquidated. On the liquidation date, the Portfolio was no longer available under your Annuity contract, and any contract value allocated to this liquidated Portfolio was transferred, as of the close of business on the liquidation date to one of the default transfer portfolios. If you are in a Model Portfolio Option, your contract value was transferred to the PIMCO Real Return Portfolio - Advisor Shares. If you are not in a Model Portfolio, your contract value was transferred to the Fidelity® VIP Government Money Market Portfolio - Initial Class.

8	Effective November 18, 2016, the Putnam VT Voyager Fund - Class IB was merged into the Putnam VT Growth Opportunities Fund - Class IB.
9
Effective close of business on August 24, 2018, the FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

10	Effective October 19, 2018, the Morgan Stanley VIS European Equity Portfolio - Class X and Morgan Stanley VIS Limited Duration Portfolio - Class X were liquidated.
11
On the liquidation date, the Portfolios were no longer available under your Annuity Contract, and any Contract Value allocated to the Sub-Account investing in the liquidated Portfolio was transferred, as of the close of business on the liquidation date to the Sub-account investing in the Fidelity® VIP Government Money Market Portfolio - Initial Class.

12
Effective at the close of business April 24, 2019, the Morgan Stanley VIS Multi Cap Growth Portfolio - Class X was closed for new purchase payment allocations to all Contract owners. Effective April 29, 2019, the Morgan Stanley VIS Multi Cap Growth Portfolio - Class X was merged into the Morgan Stanley VIF Growth Portfolio - Class I.

13	Effective April 29, 2019, the AB VPS Growth Portfolio - Class B was merged into the AB VPS Large Cap Growth Portfolio - Class B.
14
Effective May 1, 2020, the Invesco V.I. Mid Cap Growth Fund  -  Series II merged into the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund  -  Series II. Effective May 4, 2020, the Invesco V.I. Mid Cap Growth - Series II Sub-Account will be closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date.

Appendix B: Calculation Of Enhanced Earnings Death Benefit

Example 1. In this example, assume that the oldest Owner is age 65 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Option when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate Life receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals	=	$0
In-Force Premium	=	$100,000 ($100,000+$0-$0)
Death Benefit Earnings	=	$25,000 ($125,000-$100,000)
Enhanced Earnings Death Benefit	=	40% × $25,000 = $10,000
Since Death Benefit Earnings are less than In-Force Premium, the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
Example 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the Death Benefit Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives Due Proof of Death will be assumed to be $114,000.

Excess of Earnings Withdrawals	=	$5,000 ($10,000-$5,000)
In-Force Premium	=	$95,000 ($100,000+$0-$5,000)
Death Benefit Earnings	=	$19,000 ($114,000-$95,000)
Enhanced Earnings Death Benefit	=	40%× $19,000 = $7,600
Since Death Benefit Earnings are less than In-Force Premium, the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
Example 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 75 at the time the Enhanced Earnings Death Benefit is elected. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Option. On the date this Option is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. A year later, the Owner dies with a Contract Value of $140,000 on the date we receive Due Proof of Death.

Excess of Earnings Withdrawals	=	$30,000 ($50,000-$20,000)
In-Force Premium	=	$120,000 ($110,000+$40,000-$30,000)
Death Benefit Earnings	=	$20,000 ($140,000-$120,000)
Enhanced Earnings Death Benefit	=	25% of $20,000 = $5,000
In this example, In-Force Premium is the Contract Value on the date the Rider was issued plus all later withdrawals and minus Excess-of-Earnings withdrawals. Since Death Benefit Earnings are less than In-Force Premium, the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

B-1

We (Allstate Life) have filed a Statement of Additional Information, dated May 1, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts and Allstate Life, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, please write to us at the address listed above, or call us at 1-800-457-7617.

Edgar Contract Identifier: C000005160 Morgan Stanley Variable Annuity II

MORGAN2

MORGAN STANLEY VARIABLE ANNUITY II
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated May 1, 2021
Allstate Life Insurance Company, Depositor
P.O. Box 758564
Topeka, KS 66675-8564
1-800-390-1277

This Statement of Additional Information supplements the information in the prospectus for the Morgan Stanley Variable Annuity II.

The Contracts are no longer being offered for sale as of September 22, 2003.

This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated May 1, 2021 for each Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.

This Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.

GENERAL INFORMATION AND HISTORY
REGISTRANT

Allstate Life Insurance Company (“Allstate Life”) established the Registrant, the Allstate Financial Advisors Separate Account I, in 1999. The Contracts were previously issued through Northbrook Variable Annuity Account II. Effective January 1, 2003, Northbrook Variable Annuity Account and Northbrook Variable Annuity Account II combined with Allstate Financial Advisors Separate Account I. We have registered this Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

The street address for the Allstate Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758566, Topeka, KS 66675-8566.

DEPOSITOR

The Depositor for the Morgan Stanley Variable Annuity II is Allstate Life Insurance Company. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2003, Northbrook Life Insurance Company (“Northbrook”) issued the Contract. Effective January 1, 2003, Northbrook merged with Allstate Life (“Merger”). On the date of the Merger, Allstate acquired from Northbrook all of the Northbrook’s assets and became directly liable for Northbrook’s liabilities and obligations with respect to all contracts issued by Northbrook.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Allstate Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Allstate Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Allstate Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Allstate Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Allstate Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Allstate Life in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Allstate Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Allstate Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

SERVICES

SERVICE AGREEMENTS

Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
For the Variable Account, we paid commissions to Morgan Stanley & Co. LLC of $9,967,201.47, $13,446,600.42 and $13,989,486.81 for the years 2017, 2018 and 2019 respectively.

OTHER SERVICE PROVIDERS
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an expert opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of the Company, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods audited, in conformity with generally accepted accounting principles.

PURCHASE OF SECURITIES BEING OFFERED

The Contract is no longer offered for new sales effective September 22, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.

UNDERWRITER

The Contracts were sold exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”) to its clients. Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority.

Morgan Stanley & Co. does not receive compensation for its role as principal underwriter.

Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB.

Commission income of MSSB for the fiscal year ended December 31, 2020 was $0. Commission income of MSSB for the fiscal year ending December 31, 2019 was $0. Commission income of MSSB for the fiscal year ending December 31, 2018 was $0. The offering of the Contracts is continuous.

CALCULATION OF UNIT VALUES

CALCULATION OF ACCUMULATION UNIT VALUES

The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

(A)    is the sum of:

(1)    the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

(2)    the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;

(B)    is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

(C)    is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables.

ANNUITY PAYMENTS

CALCULATION OF VARIABLE INCOME PAYMENTS

We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, adjusted by any applicable Market Value Adjustment and less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.

FINANCIAL STATEMENTS

The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:

• Financial statements (and the Reports of Independent Registered Public Accounting Firm) of Allstate Life Insurance Company, as of December 31, 2020, 2019, and 2018, and for each of the years in the three-year period ended December 31, 2020.

• The statements of net assets of each of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2020 and the statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two-year period then ended.

The consolidated financial statements and related financial statement schedules of Allstate Life Insurance Company included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company to meet its obligations under the Contracts.

The financial statements of each of the Sub-Accounts of Allstate Financial Advisors Separate Account I Account of Allstate Life Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement which report expresses an unqualified opinion on the financial statements and financial highlights. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements, and the related financial statement schedules, included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph referring to a change in presentation and method of accounting for the recognition and measurement of financial assets and financial liabilities on January 1, 2018, due to adoption of FASB Accounting Standards Update No. 2016-01, Financial Instruments - Overall (Subtopic 825-10)). Such consolidated financial statements and financial statement schedules have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

PART C

OTHER INFORMATION

Exhibit No.	Description
(a)(1)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Financial Advisors Separate Account I (Incorporated by reference to Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-77605) dated May 3, 1999.)

(a)(2)
Resolution of the Board of Directors of Northbrook Life Insurance Company authorizing establishment of the Variable Annuity Account II (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(a)(3)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing the consolidation of Northbrook Variable Annuity Account, Northbrook Variable Annuity Account II, and Allstate Financial Advisors Separate Account I (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(b)	Not Applicable

(c)(1)	Form of Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(c)(2)	Form of General Agency Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(d)(1)(i)
Form of Contract, Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996.

(d)(1)(ii)
Form of Contract, Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement (SEC File No. 033-35412) dated February 28, 1997.

(d)(1)(iii)
Form of Contract Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 20 to Registration Statement (SEC File No. 033-35412) dated March 3, 1999.

(d)(1)(iv)
Form of Contract Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement (SEC File No. 033-35412) dated February 15, 2000.

(d)(1)(v)
Form of Contract, Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement (SEC File No. 033-35412) dated March 3, 2000.

(d)(2)(i)
Form of Contract and Certificate Amendments for the Morgan Stanley Variable Annuity II Asset Manager (Incorporated herein by reference to Post-Effective Amendment No. 19 to Registration Statement (SEC File No. 033-35412) dated June 5, 1998.

(d)(2)(ii)
Form of Contract Riders and Amendments for the Morgan Stanley Variable Annuity II Asset Manager (Incorporated herein by reference to Post-Effective Amendment No. 20 to Registration Statement (SEC File No. 033-35412) dated March 3, 1999.

(d)(3)
Form of Contract and Amendments for the Morgan Stanley Variable Annuity 3 (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement (SEC File No. 033-35412) dated March 2, 2000).

(d)(4)	Income Benefit Combination Rider 2 ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 28 to Registration Statement (SEC File No. 033-35412) dated August 25, 2000).

(d)(5)	Income and Death Benefit Combination Rider 2 ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 28 to Registration Statement (SEC File No. 033-35412) dated August 25, 2000).

(d)(6)	Enhanced Earnings Death Benefit Rider ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement (SEC File No. 033-35412) dated November 8, 2000).

(d)(7)
Enhanced Earnings Death Benefit Plus Rider (Variable Annuity 3) (Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement (SEC File No. 033-35412) dated March 16, 2001.

(d)(8)	Form of Longevity Reward Rider ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement (SEC File No. 033-35412) dated October 12, 2001).

(d)(9)	Income and Performance Death Benefit Rider (VAII, VA3 (Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement (SEC File No. 033-35412) dated April 29, 2002).

(d)(10)	Form of Contract Endorsement (reflecting Allstate Life as the issuer) (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(d)(11)	Form of Death Benefit Endorsement (VAII, VA3) (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-102295) dated April 18, 2003).

(d)(12)
Merger Agreement and Articles of Merger between Northbrook Life Insurance Company and Allstate Life Insurance Company (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(e)(1)
Form of Application for the Morgan Stanley Variable Annuity II (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(e)(2)
Form of Application for the Morgan Stanley Variable Annuity II Asset Manager (Incorporated herein by reference to Post-Effective Amendment No. 19 to Registration Statement (SEC File No. 033-35412) dated June 5, 1998).

(e)(3)
Form of Application for the Morgan Stanley Variable Annuity 3 (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement (SEC File No. 033-35412) dated March 2, 2000).

(f)(1)
Articles of Incorporation of Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement (SEC File No. 333-77605) dated April 24, 2001).

(f)(2)	Amended and Restated By-laws of Allstate Life Insurance Company (Incorporated herein by reference to Depositor's Form 8-K (SEC File No. 0-31248) dated March 20, 2007).

(g)
Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (SEC File No. 333-141909) dated June 20, 2007).

(h)	Forms of Participation Agreements:

(h)(1)	Morgan Stanley Variable Investment Series (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement (SEC File No. 033-35412) dated April 30, 1996).

(h)(2)	The Universal Institutional Funds, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No. 333-93871) dated January 28, 2000).

(h)(3)	AIM Variable Insurance Funds (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No.333-93871) dated January 28, 2000).

(h)(4)	Alliance Variable Products Series Fund (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No.333-93871) dated January 28, 2000).

(h)(5)	Putnam Variable Trust (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No. 333-93871) dated January 28, 2000).

(h)(6)	Van Kampen Life Investment Trust (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No. 333-93871) dated January 28, 2000).

(h)(7)	Franklin Templeton Variable Insurance Products Trust (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-102295) dated April 19, 2004.)

(k)(1)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement (SEC File No. 033-35412) dated May 2, 2000).

(k)(2)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement (SEC File No. 033-35412) dated August 25, 2000).

(k)(3)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement (SEC File No. 033-35412) dated November 3, 2000).

(k)(4)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement (SEC File No. 033-35412) dated November 8, 2000).

(k)(5)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement (SEC File No. 033-35412) dated April 25, 2001).

(k)(6)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement (SEC File No. 033-35412) dated September 20, 2001).

(k)(7)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 36 to Registration Statement (SEC File No. 033-35412) dated April 29, 2002).

(k)(8)	Opinion and Consent of General Counsel (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(k)(9)
Opinion and consent of General Counsel. (Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 for Allstate Financial Advisors Separate Account I (File Nos. 333-102295 and 811-09327) filed on April 24, 2009.

(l)	Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

(m)	Not Applicable

(n)	Not Applicable

(o)	Information required for Item 23 is incorporated by reference to Part II, Item 8 in Allstate Life Insurance Company’s Annual Report on Form 10-K, filed on February 28, 2020.

(99)
Powers of Attorney for John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Jesse E. Merten, Julie Parsons, John C. Pintozzi, Mario Rizzo, Glenn T. Shapiro, Steven E. Shebik, Brian P. Stricker and Thomas J. Wilson. Filed Herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Position and Offices with Depositor

Dugenske, John E.	Director
Fontana, Angela K.	Director
Fortin, Mary Jane	Director
Imbarrato, Mario	Director
Merten, Jesse E.	Director
Parsons, Julie	Director
Pintozzi, John C.	Director
Rizzo, Mario	Director
Shapiro, Glenn T.	Director
Shebik, Steven E.	Director
Stricker, Brian P.	Director
Wilson, Thomas J.	Director
Wilson, Thomas J.	Chairman of the Board
Fortin, Mary Jane	President
Dugenske, John E.	Chief Executive Officer
Flewellen, James M.	Senior Vice President
Hirsch, Marilyn V.	Senior Vice President
Hwang, Christina	Senior Vice President
Imbarrato, Mario	Senior Vice President and Chief Financial Officer
Pedraja, Michael A.	Senior Vice President and Treasurer
Pintozzi, John C.	Senior Vice President and Controller
Stricker, Brian P.	Senior Vice President
Trudan, Dan E.	Senior Vice President
Welton, Courtney V.	Senior Vice President and Chief Privacy and Ethics Officer
DeCoursey, Randal	Vice President
Fontana, Angela K.	Vice President, General Counsel and Secretary
Gordon, Daniel G.	Vice President and Assistant Secretary
Kennedy, Rebecca D.	Vice President
Lenz, Brigitte K.	Vice President
Lundahl, Carol E.	Vice President and Assistant Treasurer
Nelson, Mary K.	Vice President
Resnick, Theresa M.	Vice President and Appointed Actuary
Kirchhoff, Tracy M.	Chief Compliance Officer
Quinn, Mary Jo	Assistant Secretary
Stultz, Elliot A.	Assistant Secretary
Willemsen, Lisette S.	Assistant Secretary
Helsdingen, Thomas H.	Authorized Representative
Lopez, Alma D.	Authorized Representative
Miller, Merlin L.	Illustration Actuary
Raphael, Patricia A.	Authorized Representative
Rodrigues, Cynthia	Authorized Representative
Seaman, Laura A.	Authorized Representative

The principal business address of the officers and directors is 3075 Sanders Road, Northbrook, Illinois 60062-7127.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

Information in response to this item is incorporated by reference to Exhibit 21 in the Form 10-K Annual Report of The Allstate Corporation filed February 21, 2020 (File #001-11840).
ITEM 30. INDEMNIFICATION

The General Agency Agreement (Exhibit 3(b)) contains a provision in which Allstate Life agrees to indemnify Morgan Stanley & Co. Inc. as Underwriter for certain damages and expenses that may be caused by actions, statements or omissions by Allstate Life. The Agreement to Purchase Shares contains a similar provision in paragraph 16 of Exhibit 12.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

(a) Registrant’s principal underwriter, Morgan Stanley & Co. LLC, is principal underwriter for the following affiliated investment companies:

Allstate Life Variable Life Separate Account A
Allstate Life of New York Separate Account A

See disclosure related to Morgan Stanley & Co. below.

(b) The directors and officers of Morgan Stanley & Co. LLC, the principal underwriter for the Contracts marketed as “Morgan Stanley Variable Annuity Contracts” are as follows:

Name	Title

Matthew Berke	Chairman, President, Chief Executive Officer, and Director
Mohit Assomull	Director
Thomas Wipf	Director
Michael Stern	Director
Gary Lynn	Principal Financial Officer
Graeme McEvoy	Principal Operations Officer
John H. Faulkner	General Counsel and Secretary
Belinda Blaine	Chief Compliance Officer
* The principal business address of each of the above-named individuals is as follows: 1585 Broadway, New York, NY 10036.

(c)     Compensation of Morgan Stanley & Co.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant for the year ended December 31, 2019.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Discounts and Commissions	Net Underwriting Compensation on Redemption	Brokerage Commissions	Compensation
Morgan Stanley & Co. LLC	N/A	N/A	$13,989,486.81	N/A

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Allstate is located at 3075 Sanders Road, Northbrook, Illinois 60062-7127. The principal underwriter of the Separate Account (Allstate Distributors) is located at 3075 Sanders Road, Northbrook, Illinois 60062-7127. Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

ITEM 33. MANAGEMENT SERVICES

None.

ITEM 34. FEE REPRESENTATION

Allstate represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate under the Contracts

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Financial Advisors Separate Account I has duly caused the amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on this 20th day of April, 2020.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I (REGISTRANT)
By:	ALLSTATE LIFE INSURANCE COMPANY

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary

By:	ALLSTATE LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary

As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company on this 20th day of April, 2020.

SIGNATURE	TITLE
*John E Dugenske John E. Dugenske	Director and Chief Executive Officer (Principal Executive Officer)
*Mary Jane Fortin Mary Jane Fortin	Director and President
*Thomas J. Wilson Thomas J. Wilson	Director and Chairman of the Board
/s/Angela K. Fontana Angela K. Fontana	Director, Vice President, General Counsel and Secretary
*Mario Imbarrato Mario Imbarrato	Director, Senior Vice President and Chief Financial Officer
*John C. Pintozzi John C. Pintozzi	Director, Senior Vice President and Controller (Principal Accounting Officer)
*Steven E. Shebik Steven E. Shebik	Director
*Julie Parsons Julie Parsons	Director
*Brian P. Stricker Brian P. Stricker	Director and Senior Vice President
*Jesse E. Merten Jesse E. Merten	Director
*Mario Rizzo Mario Rizzo	Director
*Glenn T. Shapiro Glenn T. Shapiro	Director
*/By: Angela K. Fontana, pursuant to Power of Attorney, filed herewith.

Exhibit No.	Description

(l)	Consent of Independent Registered Public Accounting Firm. To be filed by amendment.

(o)	Information required for Item 23 is incorporated by reference to Part II, Item 8 in Allstate Life Insurance Company’s Annual Report on Form 10-K, filed on February 28, 2020.

(99)
Powers of Attorney for John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Jesse E. Merten, Julie Parsons, John C. Pintozzi, Mario Rizzo, Glenn T. Shapiro, Steven E. Shebik, Brian P. Stricker and Thomas J. Wilson. Filed Herewith.